EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Securities and Exchange Commission
Washington, D.C.


We consent to the incorporation of our report dated April 8, 2004, on the financial statements of Hydro Environmental Resources, Inc. for the year ended December 31, 2003, which is included in this Form 10-KSB, and to the reference to our Firm under the caption "Experts" in the Form 10-KSB.






CORDOVANO AND HONECK, P.C.
Cordovano and Honeck, P.C.
Denver, Colorado
May 21, 2004



































                                      -23-